Exhibit 10.1

EXECUTION VERSION

COMMITMENT INCREASE AGREEMENT

FOR AMENDED AND RESTATED CREDIT AGREEMENT

THIS COMMITMENT INCREASE AGREEMENT FOR AMENDED AND RESTATED CREDIT AGREEMENT (this “Commitment Increase Agreement”) dated as of July 31, 2015 is among WPX ENERGY, INC., a Delaware corporation (the “Borrower”), the Lenders party hereto (the “Existing Incremental Lenders”) and the New Lenders (used herein as defined in the Credit Agreement) (together with the Existing Incremental Lenders, each an “Incremental Lender”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, and the Issuing Banks (as defined in the Credit Agreement) party hereto.

RECITALS

A. Reference is made to that certain Amended and Restated Credit Agreement dated as of October 28, 2014 (as amended July 16, 2015 and as further amended, amended and restated, restated, modified or otherwise supplemented prior to the date hereof, the “Credit Agreement”) among the Borrower, each of the Lenders party thereto and the Administrative Agent, pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower and its Subsidiaries.

B. The Borrower has requested that each Existing Incremental Lender agree to increase its Commitments pursuant to Section 2.01(c) of the Credit Agreement.

C. The Borrower has requested that each New Lender provide new Commitments pursuant to Section 2.01(c) of the Credit Agreement.

D. NOW, THEREFORE, to induce the Incremental Lenders to enter into this Commitment Increase Agreement and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given to such term in the Credit Agreement.

Section 2. Memorialization of Increase.

2.1 Upon the occurrence of the Increase Effective Date, (a) each New Lender agrees to provide new Commitments as specified opposite its name on Annex A hereto and to make Revolving Loans on the terms and conditions set forth in the Credit Agreement, (b) each Existing Incremental Lender agrees to increase its Commitment as specified opposite its name on Annex A hereto (collectively and together with the new commitments described in clause (a), the “Increase”), (c) the Aggregate Commitments under the Credit Agreement shall increase by the aggregate principal amount of the Increase of the Incremental Lenders effected hereby and (d) the Administrative Agent and each of the Issuing Banks hereby consents to each Incremental Lender providing its Increase.

2.2 (a)(i) The Increase effected hereby shall become a part of the Aggregate Commitments, (ii) the increase by each Existing Incremental Lender in its Commitment as specified opposite its name on Annex A hereto effected hereby shall become a part of the Commitment of such Existing Incremental Lender, in each case, for all purposes of the Credit Agreement and the other Loan Documents and (iii) the new Commitments of each New Lender as specified opposite its name on Annex A hereto effected hereby shall be Commitments of such New Lender, in each case, for all purposes of the Credit Agreement and the other Loan Documents and (b) the Increase effected hereby shall, together with all Loans and LC Exposure in respect of the Increase, be subject to the same Applicable Percentage, prepayment provisions, Maturity Date and other terms and conditions applicable to the Aggregate Commitments, Loans and LC Exposure under the Credit Agreement and the other Loan Documents.

2.3 The Borrower (a) acknowledges its obligations under the last sentence of Section 2.01(c)(i) of the Credit Agreement (including with respect to breakage fees) and (b) hereby instructs the Administrative Agent to rebalance the Revolving Loans of each Lender so that the outstanding amount of Revolving Loans of each Lender corresponds to each such Lender’s Applicable Percentage after giving effect to the Increase.

2.4 Each New Lender (a) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Increase Agreement; (b) agrees that it will, independently and without reliance upon the Administrative Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) as of the Increase Effective Date, appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (d) as of the Increase Effective Date, agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement, are required to be performed by it as a Lender. Upon the Increase Effective Date, each New Lender shall become a Lender under the Credit Agreement.

Section 3. Conditions Precedent.

This Commitment Increase Agreement shall become effective on the date when each of the following conditions is satisfied (such date, the “Increase Effective Date”):

3.1 The Administrative Agent shall have received from the Borrower, the Administrative Agent, each Incremental Lender and each Issuing Bank (a) a counterpart of this Commitment Increase Agreement signed on behalf of such party or (b) written evidence satisfactory to the Administrative Agent (which may include fax or email pdf transmission of a signed signature page of this Commitment Increase Agreement) that such party has signed a counterpart of this Commitment Increase Agreement.

3.2 The Administrative Agent and each Incremental Lender shall have received all fees and other amounts due and payable on or prior to the Increase Effective Date, including, to the extent invoiced at least two Business Days prior to the Increase Effective Date (or such later date as the Borrower may reasonably agree), reimbursement or payment in full of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

3.3 The Administrative Agent shall have received a certificate dated as of the Increase Effective Date, signed by a Responsible Officer of the Borrower certifying that each of the conditions set forth in this Section 3 have been satisfied and that, before and after giving effect to such Increase, (a) the representations and warranties (other than Added L/C Representations) contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Increase Effective Date after giving effect to such Increase, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date, and (b) before and after giving effect to the Increase, no Default or Event of Default exists and is continuing as of the Increase Effective Date.

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3.4 The Administrative Agent shall have received certified resolutions or an equivalent, incumbency certificates and/or any other certificates of a Responsible Officer of the Borrower as the Administrative Agent may reasonably require evidencing the authority of the Borrower to enter into the Commitment Increase Agreement and the identity, authority and capacity of such Responsible Officer thereof authorized to act as a Responsible Officer in connection with the Increase and this Commitment Increase Agreement, and such documents and certifications as the Administrative Agent may reasonably require to evidence that the Borrower is validly existing and in good standing in its jurisdiction of organization.

3.5 The Administrative Agent shall have received a written opinion of Weil, Gotshal & Manges LLP dated as of the Increase Effective Date covering such matters relating to the Borrower and this Commitment Increase Agreement as are customary; the Borrower hereby request such counsel to deliver such opinion.

The Administrative Agent is hereby authorized and directed to notify the Borrower, the Lenders and the Issuing Banks of the Increase Effective Date and such notice shall be conclusive and binding upon all parties to the Credit Agreement.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement shall remain in full force and effect following the effectiveness of this Commitment Increase Agreement.

4.2 Ratification and Affirmation. The Borrower hereby (a) acknowledges the terms of this Commitment Increase Agreement and (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect.

4.3 Loan Document. This Commitment Increase Agreement is a Loan Document.

4.4 Counterparts. This Commitment Increase Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Commitment Increase Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5 NO ORAL AGREEMENT. THIS COMMITMENT INCREASE AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY SEPARATE LETTER AGREEMENT MEMORIALIZING RELATED FEES EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 GOVERNING LAW. THIS COMMITMENT INCREASE AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.7 Severability. Any provision of this Commitment Increase Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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4.8 Successors and Assigns. This Commitment Increase Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[This page intentionally left blank. Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Commitment Increase Agreement to be duly executed as of the date first written above.

BORROWER:	WPX ENERGY, INC.

	By:	/s/ Todd Scruggs
		Name:	Todd Scruggs
		Title:	Treasurer

SIGNATURE PAGE – COMMITMENT INCREASE AGREEMENT

WPX ENERGY, INC.

ADMINISTRATIVE AGENT AND INCREMENTAL LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Incremental Lender

	By:	/s/ Nathan Starr
		Name:	Nathan Starr
		Title:	Portfolio Manager

SIGNATURE PAGE – COMMITMENT INCREASE AGREEMENT

WPX ENERGY, INC.

ISSUING BANK:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Issuing Bank

	By:	/s/ Jeffrey Cobb
		Name:	Jeffrey Cobb
		Title:	Vice President

SIGNATURE PAGE – COMMITMENT INCREASE AGREEMENT

WPX ENERGY, INC.

ISSUING BANK:	BANK OF AMERICA, N.A.,
as an Issuing Bank

	By:	/s/ Bryan Heller
		Name:	Bryan Heller
		Title:	Director

SIGNATURE PAGE – COMMITMENT INCREASE AGREEMENT

WPX ENERGY, INC.

INCREMENTAL LENDER:	BANK OF AMERICA, N.A.,
as an Incremental Lender

	By:	/s/ Ronald E. McKaig
		Name:	Ronald E. McKaig
		Title:	Managing Director

SIGNATURE PAGE – COMMITMENT INCREASE AGREEMENT

WPX ENERGY, INC.

ISSUING BANK:	BARCLAYS BANK PLC,
as an Issuing Bank

	By:	/s/ Christopher Lee
		Name:	Christopher Lee
		Title:	Vice President

SIGNATURE PAGE – COMMITMENT INCREASE AGREEMENT

WPX ENERGY, INC.

INCREMENTAL LENDER:	BARCLAYS BANK PLC,
as an Incremental Lender

	By:	/s/ Christopher Lee
		Name:	Christopher Lee
		Title:	Vice President

SIGNATURE PAGE – COMMITMENT INCREASE AGREEMENT

WPX ENERGY, INC.

ISSUING BANK:	Citibank, N.A.,
as an Issuing Bank

	By:	/s/ Todd Mogil
		Name:	Todd Mogil
		Title:	Vice President

SIGNATURE PAGE – COMMITMENT INCREASE AGREEMENT

WPX ENERGY, INC.

INCREMENTAL LENDER:	Citibank, N.A.,
as an Incremental Lender

	By:	/s/ Todd Mogil
		Name:	Todd Mogil
		Title:	Vice President

SIGNATURE PAGE – COMMITMENT INCREASE AGREEMENT

WPX ENERGY, INC.

ISSUING BANK:	JPMORGAN CHASE BANK, N.A.,
as an Issuing Bank

	By:	/s/ Darren Vanek
		Name:	Darren Vanek
		Title:	Executive Director

SIGNATURE PAGE – COMMITMENT INCREASE AGREEMENT

WPX ENERGY, INC.

INCREMENTAL LENDER:	JPMORGAN CHASE BANK, N.A.,
as an Incremental Lender

	By:	/s/ Darren Vanek
		Name:	Darren Vanek
		Title:	Executive Director

SIGNATURE PAGE – COMMITMENT INCREASE AGREEMENT

WPX ENERGY, INC.

ISSUING BANK:	TORONTO DOMINION (TEXAS) LLC,
as an Issuing Bank

	By:	/s/ Savo Bozic
		Name:	Savo Bozic
		Title:	Authorized Signatory

SIGNATURE PAGE – COMMITMENT INCREASE AGREEMENT

WPX ENERGY, INC.

INCREMENTAL LENDER:	TORONTO DOMINION (TEXAS) LLC,
as an Incremental Lender

	By:	/s/ Savo Bozic
		Name:	Savo Bozic
		Title:	Authorized Signatory

SIGNATURE PAGE – COMMITMENT INCREASE AGREEMENT

WPX ENERGY, INC.

INCREMENTAL LENDER:	COMPASS BANK,
as an Incremental Lender

	By:	/s/ Umar Hassan
		Name:	Umar Hassan
		Title:	Senior Vice President

SIGNATURE PAGE – COMMITMENT INCREASE AGREEMENT

WPX ENERGY, INC.

INCREMENTAL LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as an Incremental Lender

	By:	/s/ Darrell Stanley
		Name:	Darrell Stanley
		Title:	Managing Director

	By:	/s/ Michael Willis
		Name:	Michael Willis
		Title:	Managing Director

SIGNATURE PAGE – COMMITMENT INCREASE AGREEMENT

WPX ENERGY, INC.

INCREMENTAL LENDER:	ROYAL BANK OF CANADA, as an Incremental Lender

	By:	/s/ Evans Swann, Jr.
		Name:	Evans Swann, Jr.
		Title:	Authorized Signatory

SIGNATURE PAGE – COMMITMENT INCREASE AGREEMENT

WPX ENERGY, INC.

INCREMENTAL LENDER:	Bank of Nova Scotia,
as an Incremental Lender

	By:	/s/ Mark Sparrow
		Name:	Mark Sparrow
		Title:	Director

SIGNATURE PAGE – COMMITMENT INCREASE AGREEMENT

WPX ENERGY, INC.

INCREMENTAL LENDER:	The Bank of Tokyo-Mitsubishi UFJ, LTD.,
as an Incremental Lender

	By:	/s/ Mark Oberreuter
		Name:	Mark Oberreuter
		Title:	Vice President

SIGNATURE PAGE – COMMITMENT INCREASE AGREEMENT

WPX ENERGY, INC.

INCREMENTAL LENDER:	BNP PARIBAS,
as an Incremental Lender

	By:	/s/ Ann Rhoads
		Name:	Ann Rhoads
		Title:	Managing Director

INCREMENTAL LENDER:	BNP PARIBAS,
as an Incremental Lender

	By:	/s/ John R. Corley
		Name:	John R. Corley
		Title:	Director

SIGNATURE PAGE – COMMITMENT INCREASE AGREEMENT

WPX ENERGY, INC.

INCREMENTAL LENDER:	BRANCH BANKING AND TRUST COMPANY,
as an Incremental Lender

	By:	/s/ Janet L. Wheeler
		Name:	Janet L. Wheeler
		Title:	Vice President

SIGNATURE PAGE – COMMITMENT INCREASE AGREEMENT

WPX ENERGY, INC.

INCREMENTAL LENDER:	Credit Suisse AG, Cayman Islands Branch,
as an Incremental Lender

	By:	/s/ Nupur Kumar
		Name:	Nupur Kumar
		Title:	Authorized Signatory

	By:	/s/ Lingzi Huang
		Name:	Lingzi Huang
		Title:	Authorized Signatory

SIGNATURE PAGE – COMMITMENT INCREASE AGREEMENT

WPX ENERGY, INC.

INCREMENTAL LENDER:	BOKF, NA dba Bank of Oklahoma,
as an Incremental Lender

	By:	/s/ J. Nick Cooper
		Name:	J. Nick Cooper
		Title:	Vice President

SIGNATURE PAGE – COMMITMENT INCREASE AGREEMENT

WPX ENERGY, INC.

Annex A

Commitments

Lender	Amount of Existing Commitment	Amount of Commitment Increase or, in the case of New Lenders, New Commitments
Wells Fargo Bank, National Association	$113,000,000	$22,000,000
Bank of America, N.A.	113,000,000	22,000,000
Barclays Bank PLC	113,000,000	22,000,000
Citibank, N.A.	113,000,000	22,000,000
JPMorgan Chase Bank, N.A.	113,000,000	22,000,000
Toronto-Dominion (Texas) LLC	113,000,000	22,000,000
Compass Bank	92,000,000	13,000,000
Credit Agricole Corporate and Investment Bank	92,000,000	13,000,000
Royal Bank of Canada	92,000,000	13,000,000
Bank of Nova Scotia	92,000,000	13,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	92,000,000	13,000,000
BNP Paribas	75,000,000	30,000,000
U.S. Bank, N.A.	92,000,000	0
Branch Banking and Trust Company	75,000,000	9,000,000
Credit Suisse AG, Cayman Islands Branch	75,000,000	9,000,000
BOKF, N.A. dba Bank of Oklahoma	45,000,000	5,000,000

Total	$1,500,000,000	$250,000,000

ANNEX A